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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): September 25, 1996

                          Watson Pharmaceuticals, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                          0-20045                 95-3872914
----------------------------           -----------           -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File number)          Identification No.)



311 Bonnie Circle
Corona, CA                                                91720
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (909) 270-1400


                     -----------------------------------------------------------
                     Former name or former address, if changed since last report
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Item 5.  Other Events.

         On September 25, 1996 Watson Pharmaceuticals, Inc. (the "Registrant") entered into a definitive Agreement and Plan of Merger by and among Oclassen Pharmaceuticals, Inc. ("Oclassen"), Opalacq Co., a wholly-owned subsidiary of the Registrant ("Opalacq"), and the Registrant (the "Merger Agreement"), pursuant to which Opalacq will merge (the "Merger") with and into Oclassen, with Oclassen being the surviving corporation in the Merger. Immediately after the Merger, Oclassen will become the wholly-owned subsidiary of the Registrant. It is intended that the Merger will qualify as a "pooling of interests" for accounting purposes and that the Merger will constitute a tax free reorganization for federal income tax purposes.

         Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger, Oclassen shareholders will receive common shares of Watson valued at $135 million, subject to a collar on Watson's stock price of $27 to $35 per share.

         Consummation of the Merger is subject to the satisfaction of certain conditions, including, without limitation, approval by Oclassen's stockholders of the Merger Agreement, regulatory approvals and treatment of the Merger as a "pooling of interests" for accounting purposes. A copy of the Merger Agreement is attached as Exhibit 10.1 and is hereby incorporated by reference.

         A copy of the joint press release of the Registrant and Oclassen, dated September 26, 1996, is attached as Exhibit 10.2 and is hereby incorporated by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits

         10.1 Agreement and Plan of Merger dated as of September 25, 1996 by and among the Registrant, Oclassen and Opalacq

         10.2  Press Release dated September 26, 1996
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 2, 1996           WATSON PHARMACEUTICALS, INC.


                                 By: /s/Allen Chao, Ph.D
                                     -------------------------------------------
                                     Name: Allen Chao, Ph.D
                                     Title: Chairman and Chief Executive Officer
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                                      INDEX



Exhibit
Number         Description of Document
-------        -----------------------

10.1 Agreement and Plan of Merger dated as of September 25, 1996 by and among the Registrant, Oclassen and Opalacq.

10.2           Joint Press Release dated September 26, 1996.